Susan BalzerSusan Balzer
                    AMENDED AND RESTATED
          GUARANTY AND LIMITED INDEMNITY AGREEMENT
THIS AMENDED AND RESTATED GUARANTY AND LIMITED
INDEMNITY AGREEMENT (this "Guaranty") is made as of this
30th day of June,1998, by EMERITUS CORPORATION, a Washington corporation, having an address at 3131 Elliott Avenue, Suite 500, Seattle, Washington 98121 (the "Guarantor") to DEUTSCHE BANK AG, a bank chartered under the laws of the Federal Republic of Germany, acting by and through its New York Branch, having an address at 31 West 52"d Street, 23rd Floor, New York, New York 10019 ("Lender").
WITNESSETH:
WHEREAS, Emeritus Properties II, Inc., Emeritus Properties
V, Inc. and Emeritus Properties VII, Inc. (collectively, the "Original Borrowers") entered into that certain Credit Agreement with Lender, dated as of April 29,1998 (the "Original Credit Agreement");
WHEREAS, pursuant to the Original Credit Agreement, Lender made a loan to the Original Borrowers in the aggregate principal amount of Fifty-Six Million Two Hundred Eighty-Six Thousand and No/100 Dollars (the "Original Loan");
WHEREAS, the Original Loan was evidenced by those certain promissory notes (collectively, the "Original Notes"), dated as of April 29,1998 by the Original Borrowers and payable to the order of Lender in the stated aggregate principal amount of the original amount of the Original Loan are secured, inter alia, by (1) those certain Mortgages, Open-End Mortgages, Advance Money Mortgages, Trust Deeds, Deeds of Trust, Trust Indentures; Assignments, Assignments of Rents, Security Agreements, including Fixture Filings and Financing Statements made by the Original Borrowers in favor of Lender (collectively, the "Original Mortgages") and (2) those certain Security Agreements from the Original Borrowers in favor of Lender (collectively, the "Original Security Agreements"); and
WHEREAS, as a condition of entering into the Original Credit Agreement and making the Original Loan to the Original Borrowers, Lender required the Guarantor to make that certain Guaranty and Limited Indemnity, dated as of April 29,1998, in favor of Lender (the "Original Guaranty"); WHEREAS, the Original Borrowers and Emeritus Properties III, Inc. (the "Additional Borrower") have requested that Lender make a loan to the Additional Borrower in the amount of SIXTEEN MILLION NINE HUNDRED FORTY-NINE THOUSAND AND NO/100 DOLLARS ($16,949,000.00)(the "Additional Loan");
WHEREAS, Lender is entering into that certain Amendment to Credit Agreement and Restatement of Article IX with the Original Borrowers and the Additional Borrower (the
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Original Borrowers and the Additional Borrower are
collectively referred to herein as the "Borrowers") dated as of the date hereof(the "Amendment"; the Original Credit Agreement as amended by the Amendment is referred to herein as the "Credit Agreement") pursuant to the terms and conditions of which Lender is making the Additional Loan to the Additional Borrower;
WHEREAS, the Additional Loan is evidenced by that certain promissory note (the "Additional Note"), dated as of the date hereof by the Additional Borrower and payable to the order of Lender in the stated principal amount of the original amount of the Additional Loan and shall be secured, inter alia, by (1) those certain Mortgages, Open-End Mortgages, Advance Money Mortgages, Trust Deeds, Deeds of Trust, Trust Indentures, Assignments, Assignments of Rents, Security Agreements, including Fixture Filings and Financing Statements made by the Additional Borrower in favor of
Lender (collectively, the "Additional Mortgages") and (2) that certain Security Agreement by the Additional Borrower in favor of Lender (the "Additional Security Agreement"); WHEREAS, the Original Notes and the Additional Note are collectively referred to herein as the "Note"; the Original Loan and the Additional Loan are collectively referred to herein as the "Loan"; the Original Mortgages and the Additional Mortgages are collectively referred to herein as the "Mortgage"; and the Original Security Agreements and the Additional Security Agreement are collectively referred to herein as the "Security Agreement". The Credit Agreement, the Note, the Mortgage, the Security Agreement and the other documents and instruments evidencing, securing or otherwise related to the Loan, as the same may be from time to time amended, consolidated, renewed or replaced, are collectively referred to herein as the
"Loan Documents";
WHEREAS, as a condition to entering into the Amendment with the Borrowers, Lender has required that the Guarantor indemnify Lender from and against, and guarantee payment to Lender of, certain Costs (as hereinafter defined) and the Guaranteed Obligations (as hereinafter defined) relating to the Loan as set forth herein;
WHEREAS, each of the Borrowers is a wholly-owned, either directly or indirectly, subsidiary of the Guarantor, and the Guarantor will derive substantial economic benefit from Lender making the Loan to the Borrowers, and, therefore, the Guarantor has agreed to indemnify Lender from and against and guaranty payment to Lender of the Costs and the Guaranteed Obligations relating to the Loan as set forth herein.
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements contained herein, the Guarantor and Lender hereby agree that the Original Guaranty shall be and hereby is amended and restated in its entirety as follows:
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1. Guaranteed Obligations.
(a) The Guarantor absolutely and unconditionally guarantees to Lender the punctual and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise), of the principal of, and accrued and unpaid interest on, each Loan made pursuant to the Credit
Agreement. (The obligations described in this clause (a) are referred to herein as the "Guaranteed Obligations").
(b) Anything to the contrary provided in this Guaranty notwithstanding, the liability of the Guarantor under clause
(a) above, shall not be reduced by any prepayment or repayment of principal or any payment of interest, as the case may be, due under any Note by or on behalf of the Borrowers other than a payment pursuant to this Guaranty following a written demand by Lender pursuant to subsection 1(c) hereof.
(c) If any Borrower shall fail to pay when due any required payment of principal or interest on any Note, as the case may be, Lender may, subject only to the express limitations set forth in this Guaranty, call upon the Guarantor to pay the unpaid amount. The Guarantor shall, upon demand, immediately pay such unpaid amount to Lender.
2. Indemnification by the Guarantor. The Guarantor hereby assumes liability for, guarantees payment to Lender of, agrees to pay, protect, defend and save Lender harmless and indemnify Lender from and against, any and all liabilities, obligations, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and disbursements, causes of action, suits, claims, losses (including, without limitation, any diminution in the value of the security afforded by the property mortgaged by each of the Mortgages by reason of any of the following occurrences), demands and judgments of any nature or description whatsoever (collectively, "Costs")), which may at any time be imposed upon
,incurred by or awarded against Lender resulting from:
a) any fraud or misrepresentation committed by the Borrowers
or any of their Affiliates;   b)   any intentional and
material breach of the Borrowers' covenants set forth in the related Mortgage;
c) any action or inaction taken or omitted in bad faith by the Borrowers or any of their Affiliates;
d) any interference by the Borrowers or any of their Affiliates with Lender's exercise of its remedies under the Loan Documents following an occurrence of an Event of Default;
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e)   any impairment by the Borrowers or any of their
Affiliates of the value of any material portion of the
Collateral for each Loan;
any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other similar Laws affecting the rights of creditors generally; or
(g) any failure of any Borrower to pay and perform any Guaranteed Obligations in accordance with the terms of such Guaranteed Obligations.
3.   Indemnification Procedures.
(a) If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify the Guarantor in writing thereof and the Guarantor shall promptly assume the defense thereof, including, without limitation, the employment of counsel reasonably acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify the Guarantor of such matter shall not impair or reduce the obligations of the Guarantor hereunder. Lender shall have the right, at the expense of the Guarantor (which expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof. In the event the Guarantor shall fail
to discharge or undertake to defend Lender against any
claim, loss or liability for which Lender is indemnified hereunder, such failure shall constitute an Event of Default and Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of the Guarantor to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the costs and expenses, including, without limitation, attorneys' fees and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and the Guarantor shall pay the same as hereinafter provided. Lender's good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender.
(b) The Guarantor shall not, without the prior written consent of Lender, (i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or (ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely
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affect Lender or obligate Lender to pay any sum or perform
any obligation as determined by Lender in its sole
discretion.
(c) All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim
or other proceeding, and the Guarantor shall pay to Lender any and all Costs within ten (10) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of the. Guarantor to periodically pay such Costs, if not paid within said ten-day period, shall bear interest at the Default Rate from the date incurred until the date they are paid in full.
4. Reinstatement of Obligations. If at any time all or any part of any payment made by the Guarantor or received by Lender from the Guarantor under or with respect to this Guaranty is or must be rescinded or returned for any reason whatsoever (including but not limited to, the insolvency, bankruptcy or reorganization of the Guarantor or the Borrowers), then the obligations of the Guarantor hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence notwithstanding
such previous payment made by the Guarantor, or receipt of payment by Lender, and the obligations of the Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by the Guarantor had never been made.
5. Guaranty Absolute. The Credit Agreement shall
conclusively be deemed to have been entered into by Lender and the Loan funded in reliance upon this Guaranty and all dealings and Loan Documents executed hereafter between the Borrowers and Lender shall likewise be conclusively presumed to have been undertaken or consummated in reliance upon this Guaranty. This Guaranty shall, subject to the terms hereof, be construed as a continuing, absolute and unconditional guaranty of payment. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of.. (a) any lack of genuineness, regularity, legality, validity or enforceability of any of the Loan Documents, (b) any change in the time, manner or place of payment of any amount payable under any of the Loan Documents, or in any other term of any of the Loan
Documents, including, but not limited to, any increase or decrease in the rate of interest thereon, or any other amendment or waiver or consent to departure from any of the Loan Documents including, without limiting the generality of the foregoing, the waiver of any default thereunder or the making of any arrangement with, or the accepting of any compromise or settlement from, the Borrowers or any other person or entity liable in respect of any amount payable under any of the Loan Documents, (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty securing any part of the indebtedness of the Loans, (d) any act, omission, circumstance or occurrence that might otherwise vary the risk of the Guarantor or any
of them or be deemed a legal or equitable discharge of the Guarantor or which might otherwise constitute a defense
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available to Borrowers or the Guarantor or (e) any dealings or transactions between Lender or the Borrowers or any other person or entity liable in respect of the indebtedness of the Loan.
Without limiting the generality of the foregoing and subject to the terms hereof, the Guarantor's liability under this Guaranty shall, subject to the terms hereof, be absolute and unconditional irrespective of any right of set-off or counterclaim which the Borrowers or the Guarantor may from time to time have in respect of any moneys or liabilities owing by, or any claims against, Lender and the Guarantor irrevocably waive any defense or claim based upon any such right of set-off or counterclaim. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the indebtedness of any of the Loans is rescinded or must otherwise be returned by Lender upon the insolvency, bankruptcy or reorganization of the Borrowers or otherwise, all as though such payment had not been made.
6. Waiver. The Guarantor hereby waives protest, promptness, diligence, notice of acceptance, demand for payment and notice of default or non-payment in respect of the Credit Agreement and any of the Loan Documents and waives all other notices of every kind and description with respect to any of the Loans now or hereafter provided by any statute or rule of law. The Guarantor hereby waives any requirement that Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Borrowers, against the Guarantor hereunder or the against Guarantor or any other person, entity or any collateral. The Guarantor hereby waives, to the fullest extent permitted by applicable law, the benefit of any statute of limitations which may affect its liability hereunder or the enforcement hereof. Any payment by the Borrowers or other circumstance that operates to toll any statute of limitations as to the Borrowers shall operate to toll the statute of limitations as to the Guarantor. In addition, the Guarantor agrees to the waivers set forth in Addendum A hereto, which is incorporated herein by reference, mutadis mutandis, with the same force and effect as if herein fully set forth.
7. Nature of Guaranty. This Guaranty is a guaranty of
payment and performance and not of collection, is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future, including (a) interest and other Guaranteed Obligations arising or accruing after bankruptcy of any Loan Party or any sale or other disposition of any Collateral, and (b) any Guaranteed Obligations that survive repayment of the Loan. This
Guaranty and any Security for this Guaranty shall continue
to be effective or be reinstated, as the case may be, if at any time any payment or performance of any Guaranteed Obligations is rescinded or must otherwise be returned by Lender or any other person upon the bankruptcy, insolvency or reorganization of any Loan Party or otherwise, all as though such payment or performance had not occurred. The Guarantor shall have no authority to revoke this Guaranty, but if any such revocation shall be deemed to have occurred by operation of law or otherwise, the provisions of this Guaranty shall continue to apply notwithstanding such revocation.
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8. Obligations Independent. The obligations of the Guarantor under this Guaranty are independent of the obligations of
any other Loan Party under the Loan Documents (such obligations of any other Loan Party, including the
Borrowers' obligations in respect of the Guaranteed Obligations, being referred to in this Guaranty as the
"Other Obligations") and any security, and the
enforceability of any security for this Guaranty is likewise independent of any such Other Obligations and any other security. Lender may bring action against the Guarantor and otherwise enforce this Guaranty without bringing action against any other Loan Party or joining any other Loan Party in any action against the Guarantor, and otherwise independently of any other remedy at law or in equity that may be available to Lender at any time with respect to any Other Obligations or security. The Guarantor waives any right to require Lender at any time to proceed against any other Loan Party, or otherwise enforce, proceed against or exhaust any Other Obligations or pursue any other remedy in Lender's power.
9. Full Recourse. Notwithstanding any provisions of any
other Loan Document to the contrary, all of the terms and provisions of this Guaranty are recourse obligations of the Guarantor and not restricted by any limitation on personal liability.
10. Survival. To the fullest extent permitted by law, this Guaranty shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Credit Agreement or any ofthe other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied
in full.
11. Waiver of Subrogation. Until such time as the Loan is paid in full, the Guarantor hereby irrevocably waives all rights of subrogation and any other claims that they may now or hereafter acquire against the Borrowers or any insider that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty, including, without limitation, any right of reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of
Lender against the Borrowers or any insider, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrowers or any insider, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to the Guarantor in violation of the foregoing at any time prior to the indefeasible cash payment of the Loan, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to all amounts payable under this Guaranty or to be held as collateral for any amounts payable under this Guaranty thereafter arising. The Guarantor acknowledges that they have and will receive direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waiver set forth in this Section 11 is knowingly made in contemplation of such benefits.
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12. Reservation of Rights. Nothing contained in this
Guaranty shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against the Borrowers, the Guarantor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. 9601 et sea.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.
13. Rights Cumulative; Payments. Lender's rights under this Guaranty shall be in addition to all rights of Lender under the Credit Agreement and the other Loan Documents. TO THE EXTENT THAT PAYMENTS ARE MADE HEREUNDER BY THE GUARANTOR
WITH RESPECT TO OBLIGATIONS AND LIABILITIES FOR WHICH THE BORROWERS ARE NOT LIABLE UNDER THE NOTE, THE MORTGAGE, THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, SUCH PAYMENTS MADE BY THE GUARANTOR UNDER THIS GUARANTY SHALL NOT REDUCE
IN ANY RESPECT SUCH BORROWER'S OBLIGATIONS AND LIABILITIES UNDER THE NOTE, THE MORTGAGE, THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, AND TO THE EXTENT THAT PAYMENTS ARE MADE HEREUNDER BY THE GUARANTOR WITH RESPECT TO OBLIGATIONS AND LIABILITIES FOR WHICH SUCH BORROWER IS LIABLE UNDER THE NOTE, THE MORTGAGE, THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, SUCH PAYMENTS SHALL BE APPLIED FIRST TO THOSE OBLIGATIONS AND LIABILITIES ARISl NG UNDER THE NOTE, THE MORTGAGE AND THE OTHER LOAN DOCUMENTS WITH RESPECT TO WHICH SUCH BORROWER IS NOT PERSONALLY LIABLE.
14. No Limitation on Liability. The Guarantor hereby
consents and agrees that
Lender may at any time and from time to time without further consent from the Guarantor do any of the following events, and the liability of the Guarantor under this Guaranty shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to the Guarantor or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or otherwise granted by Lender or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, Mortgage or any of the other Loan Documents or any sale or transfer of the property referenced in such Loan Documents;
(iii) any change in the composition of any Borrower, including, without limitation, the withdrawal or removal of the Guarantor from any current or future position of ownership, management or control of such Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by the Guarantor herein or by the Borrowers in any of the Loan Documents; (v) the release of any Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for any of the Loan; (vii) Lender's failure to record any of the Mortgages or to file any financing statement (or
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Lender's improper recording or filing thereof or to
otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with any of the Loan Documents or any collateral for the Loan, nor any course or dealing with the Borrowers or any other person, shall limit, impair or release the Guarantor's obligations hereunder, affect this Guaranty in any way or afford the Guarantor any recourse against Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.
15. Enforcement. This Guaranty is subject to enforcement at law or in equity, including actions for damages or specific performance.
16. Attorneys' Fees. In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Guaranty, or any portion thereof, the Guarantor agrees to pay to Lender any and all costs and expenses, including, without limitation, reasonable attorneys' fees, costs and disbursements, incurred by Lender as a result thereof and such costs, fees and expenses shall be included in Costs.
17. Successive Actions. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified or guaranteed by the Guarantor under this Guaranty. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and the Guarantor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.
18. Reliance. Lender would not enter into the Credit Agreement without the Guarantor entering into this Guaranty. Accordingly, the Guarantor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Credit Agreement shall be executed and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered
into but for such reliance.
19. Waiver by the Guarantor. The Guarantor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against the Borrowers, the Guarantor shall not seek or cause the Borrowers or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. Section 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict,
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condition, reduce or inhibit the ability of Lender to
enforce any rights of Lender against the Guarantor or the collateral for the Loan by virtue of this Guaranty or otherwise.
20. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.
21. Remedies. The obligations of the Guarantor under this Guaranty are independent of the respective Borrowers' obligations under the Loan Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrowers or whether the Borrowers are joined in any such action or actions. Any one or more successive and/or concurrent actions may be brought hereon against the Guarantor either in the same action, if any, brought against the Borrowers or in separate actions, as often as Lender, in its sole discretion, may deem
advisable.
22. Certified Statement. The Guarantor and the Lender each agree that they will, at any time and from time to time, within ten (10) days following the reasonable request of the other, execute and deliver to the other a statement certifying that this Guaranty is unmodified and in full force and effect (or if modified, that the same is in full force and effect as modified and stating such modifications).
23. Separate Guaranty. The Guarantor agrees that they shall, at the request of Lender, promptly execute, acknowledge and deliver a specific guaranty for the Loan, which guaranty shall be in the same form and nature as this Guaranty.
24. Notices. All notices and other communications which may be or are desired to be given hereunder shall be in writing and, if to the Guarantor, sent by recognized overnight courier or by certified or registered mail, postage prepaid, return receipt requested, or delivered to it, addressed to it at the address first set forth above and if to Lender, mailed or delivered as provided in Section 10.02 of the Credit Agreement, or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such communications shall be deemed to be given (i) if hand delivered or sent by overnight courier, on the day received, or (ii) if mailed, on the third (3rd) Business Day following deposit thereof in the U.S. Mail.
25. Continuing Agreement; Successors and Assigns. This Guaranty is a continuing obligation of the Guarantor and shall (i) remain in full force and effect until the payment in full of the Loan and all amounts payable under this Guaranty, (ii) be binding upon the Guarantor and their respective successors and assigns and (iii) inure to the benefit of and be enforceable by Lender and its successors, transferees and assigns or by any person to whom Lender's interest in the Loan Documents may be assigned.
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26. Certain Notices. Lender shall endeavor to give notice to the Guarantor of any amendment or modification of the Loan Documents; provided, however, that failure to provide any such notice shall in no manner adversely affect the rights and remedies of Lender hereunder and under the Loan
Documents or in any manner limit the waivers made by the Guarantor under Section 6.
27. Waivers and Amendments. No supplement to, modification
or amendment of, or waiver, consent or approval under, any provision of this Guaranty shall be effective unless in writing and signed by Lender, and any waiver, consent or approval shall be effective only in the specific instance and for the specific purpose for which given.
28. Waiver of Jury Trial. Lender and the Guarantor waive trial by jury in any action or other proceeding (including counterclaims), whether at law or equity, brought by Lender or the Guarantor against the other on matters arising out of or in any way related to or connected with this Guaranty, the other Loan Documents, the Loan or any transaction contemplated by, or the relationship between Lender and the Guarantor or any other Loan Party or any action or inaction by any party under, any of the Loan Documents.
29. Restatement. It is the intent of the parties hereto that for the purposes of Chapter 295, Section 12, Washington Laws of 1998, this Guaranty shall be deemed to have been executed on the date first set forth herein, and the deficiency rights in Chapter 295, Section 12, Washington Laws of 1998 shall apply to this Guaranty.
(SIGNATURES ON NEXT PAGE]
11

IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers
thereunto duly authorized, as of the date first above
written.
PLEASE BE ADVISED THAT ORAL
AGREEMENTS OR ORAL COMMITMENTS TO
LOAN MONEY, EXTEND CREDIT OR FORBEAR FROM ENFORCING
REPAYMENT
OF A DEBT ARE NOT ENFORCEABLE UNDER
WASHINGTON LAW.
GUARANTOR:
EMERITUS CORPORATION, a Washington corporation
By:  /s/:  Kelly J. Price
Name:     Kelly J. Price
Title: Vice President

LENDER: DEUTSCHE BANK AG,
NEW YORK BRANCH
By:  /s/:  Lotte J. Potter
Name:  Lotte J. Potter
Title:    Attorney-In-Fact

By:  /s/:  Allisson J. Michaels
Name:  Allisson J. Michaels
Title :  Attorney-In-Fact

                         ADDENDUM A
                 CALIFORMA GUARANTY ADDENDUM
(a) The Guarantor hereby waives (i) any right to require Lender to (A) proceed against the principal debtor, or (B) proceed against or exhaust any security held from the principal debtor; (ii) to the fullest extent permitted by law, all rights and benefits under Section 2809 of the California Civil Code purporting to reduce a guarantor's obligations in proportion to the principal obligation; (iii) to the fullest extent permitted by law, all rights and benefits under (A) Section 580a of the California Code of Civil Procedure purporting to limit the amount of any deficiency judgment which might be recoverable following the occurrence of a trustee's sale under a deed of trust and any right to a fair value hearing or any fair value limitation or other limitation on liability or a deficiency based upon the fair value of any collateral after a non-judicial foreclosure of the applicable security instrument, (B)
Section 580b of the California Code of Civil Procedure stating that no deficiency may be recovered on a real property purchase money obligation, (C) Section 580d of the California Code of Civil Procedure stating that no deficiency may be recovered on a note secured by a deed of trust on real property in case such real property is sold under the power of sale contained in such deed of trust, and
(D) Section 726 of the California Code of Civil Procedure stating that there may be but one form of action on an indebtedness secured by real property, if such sections, or any of them, have any application hereto or any application to the Guarantor; (iv) all rights and benefits which might otherwise be available to the undersigned under California Civil Code Sections 2810, 2819, 2839, 2845, 2849, 2850,
2899, and 3433; and (v) any rights arising under Section
359.5 of the California Code of Civil Procedure.
(b) In addition, the Guarantor hereby waives all rights and defenses that the Guarantor may have because the principal debtor's obligations are secured by real property. This means, among other things: (i) Lender may collect from the Guarantor without first foreclosing on all real or personal property collateral pledged by principal debtor; (ii) if Lender forecloses on any real property collateral pledged by the principal debtor: (a) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and/or (b) Lender may collect from the Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the principal debtor. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the principal debtor's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure. The Guarantor hereby waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a non-judicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.